Exhibit 99.1
FOR IMMEDIATE RELEASE
April 20, 2011
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q1 2011
DALLAS — April 20, 2011 — Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the first quarter of 2011.
•	Net income decreased 1% on a linked quarter basis and increased 57% from Q1 2010

•	EPS decreased 3% on a linked quarter basis and increased 48% for the first quarter of 2011 as compared to the same quarter of 2010

•	Demand deposits grew 2% and total deposits decreased 4% on a linked quarter basis and grew 49% and 18%, respectively, from Q1 2010

•	Loans held for investment remained consistent on a linked quarter basis and total loans decreased 6% on a linked quarter basis; grew 6% and 10%, respectively, from Q1 2010
“We are pleased to report another solid quarter, one in which net interest margin improved significantly,” said George Jones, CEO. “We experienced decreases in the levels of our non-performing assets and credit losses and reduced our funding costs. With our strong core earnings power, we are well-positioned to take advantage of the improving economy and the market opportunities it will afford.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

	Q1 2011	Q1 2010	% Change

QUARTERLY OPERATING RESULTS(1)
Net Income	$11,939	$7,600	57%
Diluted EPS	$.31	$.21	48%
ROA	.78%	.57%
ROE	8.91%	6.21%
Diluted Shares	38,342	36,784

BALANCE SHEET(1)
Total Assets	$6,061,046	$5,499,599	10%
Demand Deposits	1,480,695	994,096	49%
Total Deposits	5,221,991	4,409,819	18%
Loans Held for Investment	4,711,424	4,443,456	6%
Total Loans	5,522,824	5,035,892	10%
Stockholders’ Equity	544,925	499,996	9%

(1)	Operating results, assets and loans are reporting from continuing operations

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income from continuing operations of $11.9 million for the quarter ended March 31, 2011, compared to $7.6 million for the first quarter of 2010. On a fully diluted basis, earnings per common share from continuing operations were $.31 for the three months ended March 31, 2011 compared to $.21 for the same period last year. The discussion below relates only to continuing operations.
Return on average equity was 8.91 percent and return on average assets was .78 percent for the first quarter of 2011, compared to 6.21 percent and .57 percent, respectively, for the first quarter of 2010.
The net interest margin in the first quarter of 2011 was 4.46 percent, a 3 basis point increase from the first quarter of 2010 and a 34 basis point increase from the fourth quarter of 2010. The year over year increase is due to a reduction in funding costs and our ability to maintain and improve spreads on our loans. On a linked quarter basis, we reported a significant increase in margin from 4.12% to 4.46%, as we continued to reduce our overall funding costs. Net interest income was $64.5 million for the first quarter of 2011, compared to $55.2 million for the first quarter of 2010. The increase was due to an increase in average earning assets of $808.3 million over levels reported in the first quarter of 2010. The increase in average earning assets included a $308.0 million increase in average loans held for investment and a $278.2 million increase in average loans held for sale, offset by a decrease of $76.1 million in average securities.
Average total deposits for the first quarter of 2011 increased by $1.0 billion from the first quarter of 2010 and decreased by $437.0 million from the fourth quarter of 2010. For the same periods, the average balance of demand deposits increased by $461.4 million, or 48 percent, to $1.4 billion from $956.4 million during the first quarter of 2010 and increased $80.5 million, or 6 percent, from the fourth quarter of 2010.
In the first quarter of 2011, we experienced decreases in levels of non-performing assets and credit losses. Credit costs, including the provision for credit losses and valuation charges related to other real estate owned (“OREO”) totaled $10.8 million in the first quarter of 2011 compared to $15.4 million in the first quarter of 2010 and $14.3 million in the fourth quarter of 2010. We recorded a $7.5 million provision for credit losses the first quarter of 2011 compared to $13.5 million in the first quarter of 2010 and $12.0 million in the fourth quarter of 2010. At March 31, 2011, the combined reserve decreased to 1.53 percent of loans held for investment as compared to 1.69 percent at March 31, 2010 and 1.56 percent at December 31, 2010. In management’s opinion, the reserve is adequate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio. In the first quarter of 2011, net charge-offs were $9.0 million, compared to net charge-offs of $9.3 million in the first quarter of 2010 and net charge-offs of $17.0 million in the fourth quarter of 2010. Non-accrual loans were $116.5 million, or 2.47 percent of loans held for investment at the end of the first quarter of 2011, and $115.9 million, or 2.61 percent, at the end of the first quarter of 2010 and $112.1 million, or 2.38 percent, at the end of the fourth quarter 2010. At March 31, 2011, total OREO was $26.2 million compared to $28.9 million at the end of the first quarter of 2010, and $42.3 million at the end of the fourth quarter 2010. The OREO balance of $26.2 million at March 31, 2011 is stated net of a $10.4 million valuation allowance. The valuation charge for OREO reflected in non-interest expense was $3.3 million in the first quarter of 2011 compared to $1.9 million in the first quarter of 2010 and $2.3 million in the fourth quarter of 2010.
Non-interest income increased $736,000 during the first quarter of 2011, or 11%, compared to the same period of 2010 primarily related to increase of $626,000 in brokered loan fees.
Non-interest expense for the first quarter of 2011 increased $9.2 million, or 25 percent, to $46.4 million from $37.2 million in the first quarter of 2010. The increase is primarily related to a $4.1 million increase in salaries and employee benefits to $24.2 million from $20.1 million, which was primarily due to general business growth. Marketing expense increased $1.3 million relating to general business growth. Allowance and other carrying costs for OREO expense increased $1.7 million to $4.0 million, $3.3 million of which related to deteriorating values of assets held in OREO. Of the $3.3 million valuation expense in the first quarter of 2011, $1.9 million was related to an increase in the valuation allowance and $1.4 million related to direct write-downs of the OREO balance. Additionally, legal and professional expense and FDIC assessment expense increased $773,000 and $643,000, respectively, from the first quarter of 2011.
Stockholders’ equity increased by 9 percent from $500.0 million at March 31, 2010 to $544.9 million at March 31, 2011. Contributing to the increase was retained net income and proceeds of sales of common stock. The Bank is well capitalized under regulatory guidelines and at March 31, 2011, the Company’s ratio of tangible common equity to total tangible assets was 8.8 percent.
ABOUT TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(Dollars in thousands except per share data)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2011	2010	2010	2010	2010

CONSOLIDATED STATEMENT OF INCOME
Interest income	$70,111	$75,432	$72,600	$67,472	$64,306
Interest expense	5,613	9,477	9,994	9,587	9,078

Net interest income	64,498	65,955	62,606	57,885	55,228
Provision for credit losses	7,500	12,000	13,500	14,500	13,500

Net interest income after provision for credit losses	56,998	53,955	49,106	43,385	41,728
Non-interest income	7,684	9,178	8,101	8,036	6,948
Non-interest expense	46,399	44,582	42,602	39,118	37,186

Income from continuing operations before income taxes	18,283	18,551	14,605	12,303	11,490
Income tax expense	6,344	6,475	5,074	4,187	3,890

Income from continuing operations	11,939	12,076	9,531	8,116	7,600
Loss from discontinued operations (after-tax)	(60)	(22)	(5)	(54)	(55)

Net income	$11,879	$12,054	$9,526	$8,062	$7,545

Diluted EPS from continuing operations	$.31	$.32	$.25	$.22	$.21
Diluted EPS	$.31	$.32	$.25	$.22	$.21

Diluted shares	38,341,679	37,658,396	37,444,516	37,486,785	36,783,719

CONSOLIDATED BALANCE SHEET DATA
Total assets	$6,061,046	$6,448,179	$6,344,916	$5,961,472	$5,499,599
Loans held for investment	4,711,424	4,711,330	4,483,204	4,462,830	4,443,456
Loans held for sale	811,400	1,194,209	1,399,208	997,150	592,436
Securities	171,990	185,424	202,177	227,029	246,209
Demand deposits	1,480,695	1,451,307	1,195,093	1,120,664	994,096
Total deposits	5,221,991	5,455,401	5,407,033	4,926,069	4,409,819
Other borrowings	133,995	300,387	270,628	376,646	452,061
Long-term debt	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	544,925	528,319	515,618	514,078	499,996

End of period shares outstanding	37,216,929	36,956,688	36,792,030	36,776,836	36,524,313
Book value (excluding securities gains/losses)	$14.50	$14.15	$13.84	$13.79	$13.52
Tangible book value (excluding securities gains/losses)	$14.25	$13.89	$13.58	$13.53	$13.25

SELECTED FINANCIAL RATIOS
From continuing operations:
Net interest margin	4.46%	4.12%	4.27%	4.32%	4.43%
Return on average assets	.78%	.72%	.62%	.58%	.57%
Return on average equity	8.91%	9.04%	7.23%	6.33%	6.21%
Non-interest income to earning assets	.53%	.57%	.55%	.60%	.55%
Efficiency ratio	64.3%	59.3%	60.3%	59.3%	59.8%
Efficiency ratio (excluding OREO valuation/write-down)	59.7%	56.2%	55.1%	58.5%	56.7%
Non-interest expense to earning assets	3.20%	2.78%	2.90%	2.91%	2.97%
From consolidated:
Net interest margin	4.46%	4.12%	4.27%	4.32%	4.43%
Return on average assets	.78%	.72%	.62%	.57%	.57%
Return on average equity	8.87%	9.02%	7.23%	6.29%	6.17%

Tangible common equity to total tangible assets	8.8%	8.0%	7.9%	8.4%	8.8%
Tier 1 capital ratio	11.2%	10.6%	10.7%	11.0%	11.3%
Total capital ratio	12.5%	11.8%	11.9%	12.3%	12.5%
Tier 1 leverage ratio	10.3%	9.4%	10.0%	10.7%	11.0%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	March 31,	March 31,	%
	2011	2010	Change

Assets
Cash and due from banks	$213,480	$70,066	205%
Federal funds sold	10,240	9,990	3%
Securities, available-for-sale	171,990	246,209	(30)%
Loans held for sale	811,400	592,436	37%
Loans held for sale from discontinued operations	488	583	(16)%
Loans held for investment (net of unearned income)	4,711,424	4,443,456	6%
Less: Allowance for loan losses	70,248	71,705	(2)%

Loans held for investment, net	4,641,176	4,371,751	6%
Premises and equipment, net	11,652	10,773	8%
Accrued interest receivable and other assets	191,706	188,649	3%
Goodwill and intangibles, net	9,402	9,725	(3)%

Total assets	$6,061,534	$5,500,182	10%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$1,480,695	$994,096	49%
Interest bearing	3,429,358	3,072,001	12%
Interest bearing in foreign branches	311,938	343,722	(9)%

Total deposits	5,221,991	4,409,819	18%
Accrued interest payable	1,662	2,038	(18)%
Other liabilities	45,555	22,862	99%
Federal funds purchased	115,870	425,939	(73)%
Repurchase agreements	14,716	21,874	(33)%
Other borrowings	3,409	4,248	(20)%
Trust preferred subordinated debentures	113,406	113,406	—

Total liabilities	5,516,609	5,000,186	10%

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares — 10,000,000
Issued shares	—	—
Common stock, $.01 par value:
Authorized shares — 100,000,000
Issued shares — 37,217,346 and 36,524,730 at March 31, 2011 and 2010, respectively	372	365	2%
Additional paid-in capital	341,680	337,124	1%
Retained earnings	197,686	156,165	27%
Treasury stock (shares at cost: 417 at March 31, 2011 and 2010, respectively)	(8)	(8)	—
Accumulated other comprehensive income, net of taxes	5,195	6,350	(18)%

Total stockholders’ equity	544,925	499,996	9%

Total liabilities and stockholders’ equity	$6,061,534	$5,500,182	10%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands except per share data)

	Three Months Ended
	March 31
	2011	2010

Interest income
Interest and fees on loans	$68,040	$61,569
Securities	1,846	2,726
Federal funds sold	28	9
Deposits in other banks	197	2

Total interest income	70,111	64,306
Interest expense
Deposits	4,871	7,758
Federal funds purchased	107	365
Repurchase agreements	2	4
Other borrowings	—	47
Trust preferred subordinated debentures	633	904

Total interest expense	5,613	9,078

Net interest income	64,498	55,228
Provision for credit losses	7,500	13,500

Net interest income after provision for credit losses	56,998	41,728
Non-interest income
Service charges on deposit accounts	1,783	1,483
Trust fee income	954	954
Bank owned life insurance (BOLI) income	523	471
Brokered loan fees	2,520	1,904
Equipment rental income	783	1,344
Other	1,121	792

Total non-interest income	7,684	6,948
Non-interest expense
Salaries and employee benefits	24,172	20,069
Net occupancy expense	3,310	3,014
Leased equipment depreciation	556	1,059
Marketing	2,123	787
Legal and professional	2,723	1,950
Communications and technology	2,347	1,926
FDIC insurance assessment	2,511	1,868
Allowance and other carrying costs for OREO	4,030	2,292
Other	4,627	4,221

Total non-interest expense	46,399	37,186

Income from continuing operations before income taxes	18,283	11,490
Income tax expense	6,344	3,890

Income from continuing operations	11,939	7,600
Loss from discontinued operations (after-tax)	(60)	(55)

Net income	$11,879	$7,545

Basic earnings per common share:
Income from continuing operations	$.32	$.21
Net income	$.32	$.21

Diluted earnings per common share:
Income from continuing operations	$.31	$.21
Net income	$.31	$.21

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
2011	2010	2010	2010	2010

Reserve for loan losses:
Beginning balance	$71,510	$75,655	$74,881	$71,705	$67,931
Loans charged-off:
Commercial	1,993	11,135	2,384	6,653	7,551
Real estate — construction	—	—	6,229	5,789	420
Real estate — term	7,364	5,751	3,000	—	766
Consumer	34	216	—	—	—
Leases	532	148	595	218	594

Total	9,923	17,250	12,208	12,660	9,331
Recoveries:
Commercial	546	47	76	30	23
Real estate — construction	243	—	1	—	—
Real estate — term	31	101	7	22	8
Consumer	1	2	2	—	—
Leases	150	75	8	55	20

Total recoveries	971	225	94	107	51

Net charge-offs	8,952	17,025	12,114	12,553	9,280
Provision for loan losses	7,690	12,880	12,888	15,729	13,054

Ending balance	$70,248	$71,510	$75,655	$74,881	$71,705

Reserve for off-balance sheet credit losses:
Beginning balance	$1,897	$2,777	$2,165	$3,394	$2,948
Provision (benefit) for off-balance sheet credit losses	(190)	(880)	612	(1,229)	446

Ending balance	$1,707	$1,897	$2,777	$2,165	$3,394

Total reserves for credit losses	$71,955	$73,407	$78,432	$77,046	$75,099

Total provision for credit losses	$7,500	12,000	$13,500	$14,500	$13,500

Reserve to loans held for investment(2)	1.49%	1.52%	1.69%	1.68%	1.61%
Reserve to average loans held for investment(2)	1.49%	1.58%	1.68%	1.68%	1.63%
Net charge-offs to average loans(1)(2)	.77%	1.49%	1.07%	1.13%	.85%
Net charge-offs to average loans for last twelve months(1)(2)	1.11%	1.14%	.95%	.73%	.61%
Total provision for credit losses to average loans(1)(2)	.64%	1.05%	1.19%	1.30%	1.24%
Combined reserves for credit losses to loans held for investment(2)	1.53%	1.56%	1.75%	1.73%	1.69%

Non-performing assets (NPAs):
Non-accrual loans	$116,479	$112,090	$127,054	$138,236	$115,926
Other real estate owned (OREO) (4)	26,172	42,261	38,646	42,077	28,865

Total	$142,651	$154,351	$165,700	$180,313	$144,791

Non-accrual loans to loans(2)	2.47%	2.38%	2.83%	3.10%	2.61%
Total NPAs to loans plus OREO(2)	3.01%	3.25%	3.66%	4.00%	3.24%
Reserve for loan losses to non-accrual loans	.6	x	.6	x	.6	x	.5	x	.6	x

Restructured loans	$22,219	$4,319	$—	$—	$10,700
Loans past due 90 days and still accruing(3)	$2,529	$6,706	$2,428	$13,962	$2,390

Loans past due 90 days to loans(2)	.05%	.14%	.05%	.31%	.05%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At March 31, 2011, loans past due 90 days and still accruing includes premium finance loans of $2.4 million. These loans are primarily secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date.

(4)	At March 31, 2011, OREO balance is net of $10.4 million valuation allowance.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(Dollars in thousands)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2011	2010	2010	2010	2010

Interest income
Interest and fees on loans	$68,040	$73,206	$70,293	$64,935	$61,569
Securities	1,846	2,018	2,246	2,491	2,726
Federal funds sold	28	118	50	40	2
Deposits in other banks	197	90	11	6	9

Total interest income	70,111	75,432	72,600	67,472	64,306
Interest expense
Deposits	4,871	8,371	8,760	8,420	7,758
Federal funds purchased	107	229	259	244	365
Repurchase agreements	2	1	3	2	4
Other borrowings	—	—	—	1	47
Trust preferred subordinated debentures	633	876	972	920	904

Total interest expense	5,613	9,477	9,994	9,587	9,078

Net interest income	64,498	65,955	62,606	57,885	55,228
Provision for credit losses	7,500	12,000	13,500	14,500	13,500

Net interest income after provision for credit losses	56,998	53,955	49,106	43,385	41,728
Non-interest income
Service charges on deposit accounts	1,783	1,708	1,662	1,539	1,483
Trust fee income	954	899	1,013	980	954
Bank owned life insurance (BOLI) income	523	482	455	481	471
Brokered loan fees	2,520	3,793	3,272	2,221	1,904
Equipment rental income	783	802	792	1,196	1,344
Other	1,121	1,494	907	1,619	792

Total non-interest income	7,684	9,178	8,101	8,036	6,948
Non-interest expense
Salaries and employee benefits	24,172	21,964	21,872	21,393	20,069
Net occupancy expense	3,310	3,140	3,128	3,032	3,014
Leased equipment depreciation	556	623	580	1,035	1,059
Marketing	2,123	2,198	1,333	1,101	787
Legal and professional	2,723	3,884	2,705	3,298	1,950
Communications and technology	2,347	2,143	2,256	2,186	1,926
FDIC insurance assessment	2,511	2,611	2,482	2,241	1,868
Allowance and other carrying costs for OREO	4,030	3,233	4,071	808	2,292
Other	4,627	4,786	4,175	4,024	4,221

Total non-interest expense	46,399	44,582	42,602	39,118	37,186

Income from continuing operations before income taxes	18,283	18,551	14,605	12,303	11,490
Income tax expense	6,344	6,475	5,074	4,187	3,890

Income from continuing operations	11,939	12,076	9,531	8,116	7,600
Loss from discontinued operations (after-tax)	(60)	(22)	(5)	(54)	(55)

Net income	$11,879	$12,054	$9,526	$8,062	$7,545

TEXAS CAPITAL BANCSHARES, INC.
QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
Continuing Operations
(Dollars in thousands)

	1st Quarter 2011			4th Quarter 2010			3rd Quarter 2010			2nd Quarter 2010			1st Quarter 2010
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate

Assets
Securities — Taxable	$140,007	$1,500	4.35%	$155,180	$1,666	4.26%	$173,835	$1,890	4.31%	$193,542	$2,126	4.41%	$211,618	$2,341	4.49%
Securities — Non-taxable(2)	37,154	532	5.81%	37,848	541	5.67%	38,357	548	5.67%	39,635	562	5.69%	41,654	592	5.76%
Federal funds sold	44,322	28	0.26%	241,907	118	0.19%	107,404	50	0.18%	91,564	40	0.18%	7,471	2	0.11%
Deposits in other banks	277,228	197	0.29%	144,650	90	0.25%	18,766	11	0.23%	12,449	6	0.19%	12,457	9	0.29%
Loans held for sale	735,682	8,677	4.78%	1,324,264	15,314	4.59%	1,074,309	12,760	4.71%	664,474	8,244	4.98%	457,459	5,490	4.87%
Loans held for investment	4,721,928	59,363	5.10%	4,533,501	57,892	5.07%	4,493,998	57,533	5.08%	4,459,790	56,691	5.10%	4,413,960	56,079	5.15%
Less reserve for loan losses	70,142	—	—	74,580	—	—	74,810	—	—	71,536	—	—	66,726	—	—

Loans, net of reserve	5,387,468	68,040	5.12%	5,783,185	73,206	5.02%	5,493,497	70,293	5.08%	5,052,728	64,935	5.15%	4,804,693	61,569	5.20%

Total earning assets	5,886,179	70,297	4.84%	6,362,770	75,621	4.72%	5,831,859	72,792	4.95%	5,389,918	67,669	5.04%	5,077,893	64,513	5.15%
Cash and other assets	297,060			285,566			267,923			261,668			311,128

Total assets	$6,183,239			$6,648,336			$6,099,782			$5,651,586			$5,389,021

Liabilities and Stockholders’ Equity
Transaction deposits	$345,978	$55	0.06%	$434,160	$132	0.12%	$465,370	$189	0.16%	$484,900	$389	0.32%	$365,205	$264	0.29%
Savings deposits	2,469,435	2,371	0.39%	2,511,343	3,978	0.63%	2,222,431	4,228	0.75%	2,054,199	4,047	0.79%	1,773,201	3,524	0.81%
Time deposits	709,604	1,921	1.10%	1,022,509	3,068	1.19%	955,703	3,044	1.26%	832,973	2,808	1.35%	840,820	2,787	1.34%
Deposits in foreign branches	376,570	524	0.56%	451,088	1,193	1.05%	418,112	1,299	1.23%	380,361	1,176	1.24%	353,803	1,183	1.36%

Total interest bearing deposits	3,901,587	4,871	0.51%	4,419,100	8,371	0.75%	4,061,616	8,760	0.86%	3,752,433	8,420	0.90%	3,333,029	7,758	0.94%
Other borrowings	159,450	109	0.28%	212,939	230	0.43%	230,043	262	0.45%	222,427	247	0.45%	461,477	416	0.37%
Trust preferred subordinated debentures	113,406	633	2.26%	113,406	876	3.06%	113,406	972	3.40%	113,406	920	3.25%	113,406	904	3.23%

Total interest bearing liabilities	4,174,443	5,613	0.55%	4,745,445	9,477	0.79%	4,405,065	9,994	0.90%	4,088,266	9,587	0.94%	3,907,912	9,078	0.94%
Demand deposits	1,417,734			1,337,213			1,142,735			1,024,292			956,359
Other liabilities	47,753			35,589			28,997			24,693			28,643
Stockholders’ equity	543,309			530,089			522,985			514,335			496,107

Total liabilities and stockholders’ equity	$6,183,239			$6,648,336			$6,099,782			$5,651,586			$5,389,021

Net interest income		$64,684			$66,144			$62,798			$58,082			$55,435
Net interest margin			4.46%			4.12%			4.27%			4.32%			4.43%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.